Exhibit 10.1

BUSINESS NOTE

THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

Loan Number:	______________________

Dated:	January 12, 2005

Maturity Date:	February 1, 2010

Maker:	Innovex, Inc., a Minnesota corporation 5540 Pioneer Creek Drive Maple Plain, Minnesota 55359-9003

Lender:	US Federal Credit Union 1400 Riverwood Drive Burnsville, MN 55337

Purpose:	Commercial

Loan Amount:	$4,000,000

Initial Interest Rate:	7.00%

          Agreement to Pay.  FOR VALUE RECEIVED, the undersigned, Innovex, Inc., a Minnesota corporation (hereinafter referred to as the “Borrower”), whose mailing address is 5540 Pioneer Creek Drive, Maple Plain, Minnesota 55359-9003, hereby agrees and promises to pay to the order of US Federal Credit Union, a federal credit union, its endorsees, successors and assigns (hereinafter sometimes referred to as the “Lender”), at its office and mailing address at 1400 Riverwood Drive, MN 55337, or such other place as the Lender may from time to time designate in writing, the principal sum of  FOUR MILLION and no/100 Dollars ($4,000,000), together with interest on the unpaid principal balance at the rates provided for herein, payable in lawful money of the United States of America, which shall be legal tender for public and private debts at the time of payment.

          Interest Rate.  The outstanding principal balance hereof shall bear interest at the rate of SEVEN percent (7%) per annum (hereinafter referred to as the “Regular Rate”). Interest shall be computed on the basis of a 360-day year, but shall be charged on the actual number of days principal remains unpaid.

          Late Charge.  Any payment of principal, or interest not made by the Borrower within ten (10) days of the due date thereof shall be subject to a late payment charge equal to FIVE percent (5%) of the monthly payment.  The late charge shall apply individually to all payments past due with no daily adjustment and shall be used to defray the costs of the Lender incident to collecting such late payment.  This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights the Lender may have including the right to declare the entire unpaid principal and interest immediately due and payable.

          Default Rate.  Upon the occurrence of an Event of Default (as hereinafter defined) the interest rate shall thereafter increase and shall be payable on the whole of the unpaid principal balance at a rate equal to at a rate up the maximum allowable rate by Minnesota law (hereinafter referred to as the “Default Rate”), which Default Rate shall be effective as of the date of the occurrence of such Event of Default.  The increase in the interest rate upon the occurrence of an Event of Default shall be applicable whether or not the Lender has exercised its option to accelerate the maturity of this Note and declared the entire unpaid principal indebtedness to be due and payable.  The Default Rate shall continue until such Event of Default is cured, payment in full of all indebtedness evidenced by this Note, or completion of all foreclosure proceedings and redemption periods, whichever shall occur first.

          Monthly Payments.  Principal and interest owing under this Note shall be payable as follows:

On the tenth (10TH) day of February, 2005, and on the tenth day of each month thereafter, principal and interest shall be due and payable in equal monthly installments of TWENTY EIGHT THOUSAND TWO HUNDRED SEVENTY ONE and 17/100 Dollars ($28,271.17) until February 10, 2010 (hereinafter referred to as the “Maturity Date”), on which date the entire unpaid principal balance together with all accrued interest shall become due and payable.

This is a balloon note and on the Maturity Date a substantial portion of the principal amount of this Note will remain unpaid by the monthly payments above required.

All payments shall be applied first to late, second to interest at the rate then in effect under the terms hereof and third to principal, provided however, that if any advance made by the Lender as the result of a default on the part of the Borrower under the terms of this Note or any instrument securing this Note is not repaid on demand, any monies received, at the option of the Lender, may first be applied to repay such advances, plus interest thereon at the Default Rate, and the balance, if any, shall be applied in accordance with the provisions hereof.

          Loan Documents; Security.  This Note is given to evidence the loan described herein (the “Loan”) and is the Note referred to in and/or secured by the following (hereinafter referred to as the “Loan Documents”):

A Combination Mortgage, Assignment of Rents, and Security Agreement together with any amendment thereto, the “Mortgage”) given by the Borrower, as mortgagor, to the Lender, as mortgagee, dated of even date herewith, encumbering the Borrower’s interest in certain real property and the improvements, fixtures, equipment and personal property located thereon in Hennepin County and Meeker County, Minnesota as more particularly described in the Mortgage (hereinafter referred to as the “Mortgaged Property”); and

An Assignment of Rents and Leases (together with any amendment thereto, the “Assignment of Rents”) given by the Borrower, as assignor, to the Lender, as assignee, dated of even date herewith, assigning to the Lender all of the rents, issues, profits and leases of the Mortgaged Property; and

Any other documents evidencing or securing the Loan, together with any amendment thereto.

Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a more complete description of the Mortgaged Property, a statement of the covenants and agreements made with respect thereto, a statement of the rights and remedies afforded thereby and all other matters contained therein.

          Default and Acceleration; Waivers.  The failure to pay when due any installment under this Note, or the occurrence of an Event of Default), shall constitute an Event of Default hereunder, and the entire unpaid principal balance together with accrued interest at the Default Rate shall become, without notice, immediately due and payable at the option of the Lender.  No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note.  A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

          Prepayment Privilege.

          The indebtedness evidenced hereby may be prepaid in whole or in part at any time without premium or penalty. The Borrower shall provide the Lender with not less than fifteen (15) nor more than one hundred twenty (120) days prior written notice of any prepayment of the Loan.

          Costs of Collection.  The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender’s rights hereunder or under the Mortgage[, the Assignment of Rents] or any other Loan Document securing payment of this Note, the Borrower will pay to the Lender its attorneys’ fees and all court costs (including attorneys’ fees and court costs prior to trial, at trial and on appeal, or in any bankruptcy proceeding) and other expenses incurred in connection therewith.

          Time.  Time is of the essence of this Note and each of the provisions hereof.

          Governing Law.  This Note shall be governed by the laws of the State of Minnesota.

          Interest Limitation.  All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law.  If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Mortgage, the Assignment of Rents, or any other Loan Document at any time given shall exceed the maximum permissible under applicable law, then the obligation to be fulfilled shall automatically be reduced to an amount which complies with applicable law, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest.  This provision shall control every other provision of all agreements between the Borrower and Lender and shall also be binding upon and available to any subsequent holder of this Note.

          Waivers.  This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.  The Borrower, all sureties, guarantors and endorsers and all other persons liable for all or any part of the principal balance evidenced by this Note severally waive presentment for payment, protest, notice of nonpayment and notice of dishonor.  Such parties hereby consent, without affecting their liability, to any extension or alteration of the time or terms of payment hereof, any renewal, any release of any or all of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof.

          Disbursement.  Funds representing the proceeds of the indebtedness evidenced hereby which are disbursed by Lender by mail, wire transfer or other delivery to the Borrower, to escrows or otherwise for the benefit of the Borrower shall, for all purposes, be deemed outstanding hereunder and to have been received by Borrower as of the date of such mailing, wire transfer or delivery and until repaid, notwithstanding the fact that such funds may not at any time have been remitted by such escrows to the Borrower or for its benefit.

          Captions.  The captions to the Sections of this Note are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Note.

          Notices.  All notices required or permitted to be given hereunder to Borrower or the Lender shall be given in the manner and to the place as provided in the Mortgage.

          Due-on-Sale-and-Encumbrance Call Provisions.  The Mortgage provides for certain rights on the part of the Lender to call all outstanding principal and accrued interest on this Note due and payable in full in the event that (a) Borrower should sell, transfer, lease, sublease or convey any interest of Borrower, legal or equitable, in the Mortgaged Property; (b) Borrower should sell, transfer or encumber any of the equity interests in Borrower; or (c) Borrower should mortgage, pledge, encumber or permit a lien to be outstanding against the Mortgaged Property or any portion thereof, or any security interest to exist therein, without, in each instance, the prior written consent of Lender.  Reference to the Mortgage must be made for the terms of these provisions.  Such provisions are incorporated herein by this reference.

          Partial Nonrecourse to Borrower.  Subject to the provisions of this Section 17, Borrower shall have no personal liability to pay the outstanding principal balance of this Note or any interest that may accrue thereon, all such liability being expressly waived by the Lender, and Lender’s monetary remedies under this Note, the Mortgage and the Assignment of Rents shall be limited to Borrower’s interest in the Mortgaged Property and the improvements, furnishings, equipment, leases and rents on which the Mortgage and the Assignment of Rents constitute a lien.

          Notwithstanding the foregoing, it is expressly understood and agreed that if Borrower breaches Section 16 of this Note and any such event shall continue for 30 days following written notice to Borrower from Lender of such default, such event shall constitute an “Event of Default” and the first paragraph of this Section 17 shall thereafter not apply and the Borrower and any general partner of Borrower (if Borrower is a partnership) (each individually and on a joint and several basis if more than one) shall be personally liable on a joint and several basis for full recourse liability under this Note and the other Loan Documents.

          Notwithstanding the foregoing, it is expressly understood and agreed that the limitation on liability set forth in the first paragraph of this Section 17 shall in no way affect or apply to the Borrower’s continued liability for the payment to Lender of:  (i) any rents, issues, profits and/or income collected by the Borrower in excess of normal and verifiable operating expenses from the Mortgaged Property after the occurrence of an Event of Default hereunder or under the Mortgage[, the Assignment of Rents] or any other Loan Document; (ii) unrefunded security deposits made by tenants of the Mortgaged Property; (iii) any rent, issues, profits and/or income from the Mortgaged Property which have been prepaid more than thirty (30) days in advance; (iv) payments of taxes, special assessments, insurance premiums, or utility charges, the payment of which is required to be made by the Borrower under the terms of the Mortgage; (v) reasonable attorney’s fees and expenses incurred by the Lender in connection with enforcement by Lender of its rights under this Section 17; (vi) insurance proceeds and condemnation awards, payments and consideration which the Borrower receives and to which the Lender is entitled pursuant to the terms hereof, of the Mortgage, the Assignment of Rents or of any other Loan Document; (vii) damage to the Mortgaged Property from waste committed or permitted by the Borrower or from a failure by the Borrower to maintain or repair the Mortgaged Property in the manner required by the Mortgage; (viii) losses, liabilities, costs, expenses or damage occurring by reason of the failure of the Borrower to observe and perform its covenants and indemnities respecting the existence, release or discharge of Hazardous Materials, as defined in Section 14 of the Mortgage; and (ix) any loss or claim incurred by or asserted against Lender as a result of fraud or misrepresentation in connection with the loan evidenced by this Note.  Nothing contained herein shall be deemed to release the Borrower from its obligations under the terms of the separate Environmental Indemnity dated of even date herewith executed by Borrower in connection with the loan evidenced by this Note.

          WAIVER OF JURY TRIAL.  THE LENDER BY ITS ACCEPTANCE HEREOF AND THE BORROWER HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS NOTE OR CONCERNING THE INDEBTEDNESS EVIDENCED HEREBY AND/OR ANY COLLATERAL SECURING SUCH INDEBTEDNESS, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM.  THE BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

          Jurisdiction and Venue.  The Borrower hereby irrevocably agrees that any legal action or proceedings against it with respect to this Note may be brought in the courts of the State of Minnesota, or in any United States District Court in the State of Minnesota, and by the execution and delivery of this Agreement, the Borrower hereby irrevocably submits to the jurisdiction of each such court and hereby irrevocably waives any and all objections that the Borrower may have as to jurisdiction or venue in any of such courts.  The Borrower acknowledges that it has received sufficient consideration for any inconvenience which may be caused by any legal action brought in the State of Minnesota, and agrees that the enforcement of the provisions of this Section against the Borrower would not be unreasonable or unfair under all the circumstances of the loan evidenced by this Note.

          Entire Agreement.  This Note and the Loan Documents contain the entire agreement of the parties regarding the Loan.  Without limiting the generality of the foregoing, this Note and the Loan Documents supersede any term sheet, loan application or commitment letter issued by the Lender or submitted by the Borrower in connection with the Loan.

          Business Purpose.  The Borrower represents and warrants to the Lender that the Borrower will use the proceeds of the Loan solely for business purposes.

          Miscellaneous.  From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, agree with the undersigned to modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given heretofore, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

          IN WITNESS WHEREOF, the Borrower has executed this Promissory Note as of the date and year first above written.

INNOVEX, INC., a MINNESOTA CORPORATION

By:	/s/ DOUGLAS W. KELLER

Name:	Douglas W. Keller
Its:	Vice President, Finance